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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2001



                         Global TeleSystems Europe B.V.
             (Exact name of Registrant as specified in its charter)


  Netherlands                                                       None
  ------------                  -----------                   -----------------
(State or other                (Commission                    (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                              Terhulpsesteenweg 6A
                                 1560 Hoeilaart
                                    Belgium
          (Address of principal executive offices, including zip code)


                                 (322) 658-5200
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On June 1, 2001, Global TeleSystems, Inc. (the "Company") announced plans to initiate discussions with the holders of the Company's public debt and preferred securities regarding a recapitalization of the Company and Global TeleSystems Europe B.V., its subsidiary ("GTS Europe").

         In view of the impending discussions GTS Europe has decided not to pay cash interest payments due on June 1, 2001 of Euro15.1 million on the GTS Europe B.V. 11% Euro275 million Senior Notes due 2009 and of Euro11.8 million on its GTS Europe B.V. 10.5% Euro225 million Senior Notes due 2006. These nonpayments will not constitute events of default under the indentures governing these notes unless interest is not paid by July 1, 2001. The press release concerning these matters is included as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)     Exhibits

99.1     Press release issued by Global TeleSystems, Inc.
         on June 1, 2001.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Global TeleSystems Europe B.V. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBAL TELESYSTEMS EUROPE B.V.


Date:    June 1, 2001                  By:  /s/ Grier C. Raclin
                                            -------------------
                                       Name:  Grier C. Raclin
                                       Title: Member, Supervisory Board
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                                  EXHIBIT INDEX

Exhibit
   No.            Description
--------          --------------

99.1              Press release issued by Global TeleSystems, Inc. on
                  June 1, 2001.